This is filed pursuant to Rule 497(c).
File Nos. 2-48227 and 811-2383.

[LOGO]                            ALLIANCEBERNSTEIN BOND FUND, INC.
                                     ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO
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c/o AllianceBernstein Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

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                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2007

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          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2007 for the AllianceBernstein U.S. Government Portfolio (the "Portfolio") of AllianceBernstein Bond Fund, Inc. (the "Fund") that offers Class A, Class B, Class C, Class R and Advisor Class shares of the Portfolio and the prospectus dated February 1, 2007 for the Fund that offers Class A, Class R, Class K and Class I shares of the Portfolio (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Portfolio for the year ended September 30, 2006 are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the Portfolio's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS"), at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                                                          Page

Description of the Portfolio.............................................
Management of the Fund...................................................
Expenses of the Fund.....................................................
Purchase of Shares.......................................................
Redemption and Repurchase of Shares......................................
Shareholder Services.....................................................
Net Asset Value..........................................................
Portfolio Transactions...................................................
Dividends, Distributions and Taxes.......................................
General Information......................................................
Financial Statements and Report of Independent Registered
   Public Accounting Firm................................................
Appendix A: Statement of Policies and Procedures
   for Voting Proxies.....................................................A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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                          DESCRIPTION OF THE PORTFOLIO

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Introduction to the Fund
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          The Fund's shares are offered in separate series referred to as portfolios. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective policies. A shareholder in a portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset ("NAV") value of that portfolio represented by the redeemed shares.

      The Fund currently has three portfolios: the Portfolio, which is described in this SAI, the AllianceBernstein Corporate Bond Portfolio, and the AllianceBernstein Intermediate Bond Portfolio, each of which is described in a separate SAI.

The Portfolio
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          Except as otherwise indicated, the Portfolio's investment policies and objectives are not designated "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. There is no guarantee that the Portfolio's investment objective will be achieved. Whenever any investment policy or restriction states a percentage of the Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
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          The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

How the Portfolio Pursues its Objective
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          Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. This policy may not be changed without 60 day's prior written notice to shareholders. U.S. Government securities in which the Fund invests may include a significant amount of mortgage-backed securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC, that are neither issued nor guaranteed by the U.S. Treasury. The Portfolio may invest the remaining 20% of the value of its net assets in non-U.S. Government debt securities, such as mortgage-related and asset-backed securities and in investment grade debt securities secured by mortgages in commercial real estate or residential rental properties.

          The Portfolio will not invest in any security rated below BBB- or Baa3 by a nationally recognized statistical rating organization. The Portfolio may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by AllianceBernstein L.P. (the "Adviser"). The Portfolio expects, but is not required, to dispose of securities that are downgraded below BBB- and Baa3 or, if unrated, are determined by the Adviser to have undergone similar credit quality deterioration subsequent to their purchase. For additional information about securities ratings, please see "Additional Investment Policies and Practices--Securities Ratings" below.

          The Portfolio may use leverage for investment purposes by entering into reverse repurchase agreements, forward contracts, and dollar rolls. The Portfolio may also invest, without limit, in derivatives, such as options, futures, forwards and swap agreements relating to fixed-income securities for hedging or other purposes. The Portfolio may invest in preferred stock.

          The following information provides a description of the types of securities in which the Portfolio would be able to invest and the various investment techniques that the Portfolio would be able to use in pursuit of its investment objectives.

Borrowing
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          The Portfolio may borrow for temporary purposes to repurchase its shares to meet redemption requests in an amount not exceeding 5% of the value of the total assets of the Portfolio.

Derivatives
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          The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Portfolio are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolio's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolio.
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          Options on Securities. The Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          The Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          The Portfolio may write (sell) call and put options and purchase call and put options on securities indexes. If the Portfolio purchases put options on securities indexes to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

          The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          Futures Contracts. Futures contracts that the Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          The Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          The use of forward commitments enables the Portfolio to protect against anticipated changes in interest rates and/or prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

          At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although the Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) in securities rated below BBB- or Baa3 or (ii) less than 80% of its net assets in U.S. Government securities.

          Interest Rate Transactions. The Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. The Portfolio also may invest in interest rate transaction futures.

          Interest Rate Swaps. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

          Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

Illiquid Securities
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          The Portfolio will limit its investments in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Investment Companies
-----------------------------------

          The Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

          The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). "FNMA" is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Derivatives--Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

          The Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements
---------------------

          A repurchase agreement is an agreement by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Portfolio.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolio may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

          The Portfolio may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Securities Ratings
------------------

          The ratings of fixed-income securities by nationally recognized statistical rating organizations including Standard & Poor's Rating Services, Moody's Investors Services, Inc., Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolio Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Zero Coupon Securities
----------------------

          A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

          The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

          Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities, the Portfolio will not be subject to any limitations on their purchase.

          Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

          Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

          Risks of Leverage. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.

Fundamental Investment Policies
-------------------------------

          The following restrictions supplement those set forth in your Prospectus for the Portfolio. These restrictions may not be changed without shareholder approval which means the vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

          The Portfolio may not:

          1. issue any senior security (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security.

          2. make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          3. act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

          4. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts;

          5. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; or

          6. purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

          As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

          o    Cash or cash items;

          o    Government securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policy
---------------------------------

          The following is a description of an operating policy that the Portfolio has adopted but that is not fundamental and is subject to change without shareholder approval.

          The Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                      PORTFOLIOS   OTHER
                                                      IN FUND      DIRECTOR-
                               PRINCIPAL              COMPLEX      SHIPS
NAME, ADDRESS*, AGE            OCCUPATION(S)          OVERSEEN     HELD BY
AND (YEAR ELECTED**)           DURING PAST 5 YEARS    BY DIRECTOR  DIRECTOR
--------------------           -------------------    -----------  --------

INTERESTED DIRECTOR

Marc O. Mayer,***              Executive Vice            108       SCB
1345 Avenue of the Americas,   President of the                    Partners
New York, NY 10105             Adviser since 2001                  Inc. and
49                             and Executive                       SCB, Inc.
(2003)                         Managing Director of
                               AllianceBernstein
                               Investments, Inc.
                               ("ABI") since 2003;
                               prior thereto, he
                               was head of
                               AllianceBernstein
                               Institutional
                               Investments, a unit
                               of the Adviser, from
                               2001-2003; prior
                               thereto, Chief
                               Executive Officer of
                               Sanford C. Bernstein
                               & Co., LLC
                               (institutional
                               research and
                               brokerage arm of
                               Bernstein & Co. LLC)
                               ("SCB & Co") and its
                               predecessor since
                               prior to 2002.

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr., #, +    Investment Adviser        110       None
74                             and an Independent
(1998)                         Consultant.  He was
                               formerly Senior
                               Manager of Barrett
                               Associates, Inc., a
                               registered
                               investment adviser,
                               with which he had
                               been associated
                               since prior to
                               2002.  He was
                               formerly Deputy
                               Comptroller and
                               Chief Investment
                               Officer of the State
                               of New York and,
                               prior thereto, Chief
                               Investment Officer
                               of the New York Bank
                               for Savings.

David H. Dievler, #            Independent               109       None
77                             Consultant.  Until
(1987)                         December 1994 he was
                               Senior Vice
                               President of
                               AllianceBernstein
                               Corporation ("AB
                               Corp.") (formerly
                               Alliance Capital
                               Management
                               Corporation)
                               responsible for
                               mutual fund
                               administration.
                               Prior to joining AB
                               Corp. in 1984, he
                               was Chief Financial
                               Officer of Eberstadt
                               Asset Management
                               since 1968.  Prior
                               to that, he was
                               Senior Manager at
                               Price Waterhouse &
                               Co.  Member of
                               American Institute
                               of Certified Public
                               Accountants since
                               1953.

John H. Dobkin, #              Consultant.               108       None
65                             Formerly President
(1998)                         of Save Venice, Inc.
                               (preservation
                               organization) from
                               2001-2002, Senior
                               Advisor from June
                               1999 - June 2000 and
                               President of
                               Historic Hudson
                               Valley (historic
                               preservation) from
                               December 1989 - May
                               1999. Previously,
                               Director of the
                               National Academy of
                               Design and during
                               1988-1992, Director
                               and Chairman of the
                               Audit Committee of
                               AB Corp. (formerly
                               Alliance Capital
                               Management
                               Corporation).

Michael J. Downey, #           Consultant since          108       Asia
63                             January 2004.                       Pacific
(2005)                         Formerly, managing                  Fund,
                               partner of Lexington                Inc., and
                               Capital, LLC                        The Merger
                               (investment advisory                Fund
                               firm) from December
                               1997 until December
                               2003.  Prior
                               thereto, Chairman
                               and CEO of
                               Prudential Mutual
                               Fund Management from
                               1987 to 1993.

D. James Guzy, #               Chairman of the           108       Intel
70                             Board of PLX                        Corporation
(2005)                         Technology                          (semi-
                               (semi-conductors)                   conductors)
                               and of SRC Computers                and Cirrus
                               Inc., with which he                 Logic
                               has been associated                 Corporation
                               since prior to                      (semi-
                               2002.  He is also                   conductors)
                               President of the
                               Arbor Company
                               (private family
                               investments).

Nancy P. Jacklin, #            Formerly, U.S.            108       None
58                             Executive Director
(2006)                         of the International
                               Monetary Fund
                               (December 2002-May
                               2006); Partner,
                               Clifford Chance
                               (1992-2002); Senior
                               Counsel,
                               International
                               Banking and Finance,
                               and Associate
                               General Counsel,
                               Citicorp
                               (1985-1992);
                               Assistant General
                               Counsel
                               (International),
                               Federal Reserve
                               Board of Governors
                               (1982-1985); and
                               Attorney Advisor,
                               U.S. Department of
                               the Treasury
                               (1973-1982).  Member
                               of the Bar of the
                               District of Columbia
                               and of New York; and
                               member of the
                               Council on Foreign
                               Relations.

Marshall C. Turner, Jr., #     Principal of Turner       108       The George
65                             Venture Associates                  Lucas
(2005)                         (venture capital and                Educational
                               consulting) since                   Foundation
                               prior to 2002.  From                and
                               2003 until May 31,                  National
                               2006, he was CEO of                 Datacast,
                               Toppan Photomasks,                  Inc.
                               Inc., Austin, Texas
                               (semi-conductor
                               manufacturing
                               services).

Earl D. Weiner, ****, #        Of Counsel, and           107       None
67                             Partner from
(2007)                         1976-2006, of
                               the law firm of
                               Sullivan &
                               Cromwell LLP,
                               specializing in
                               investment
                               management,
                               corporate and
                               securities law.

----------

* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105
**   There is no stated term of office for the Fund's Directors.
*** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.
**** Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+    Member of the Fair Value Pricing Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value and Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance, Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Portfolio's financial reporting process. The Audit Committee met three times during the Portfolio's most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met seven times during the Portfolio's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met nine times during the Fund's most recently completed fiscal year.

          The dollar range of the Portfolio's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                         AGGREGATE DOLLAR
                            DOLLAR RANGE                 RANGE OF EQUITY
                            OF EQUITY                    SECURITIES IN THE
                            SECURITIES IN                ALLIANCEBERNSTEIN
                            THE PORTFOLIO AS OF          FUND COMPLEX AS OF
                            DECEMBER 31, 2006            DECEMBER 31, 2006
                            -----------------            -----------------

Marc O. Mayer                    None                    Over $100,000
David H. Dievler                 None                    Over $100,000
John H. Dobkin                   None                    Over $100,000
Michael J. Downey                None                    Over $100,000
William H. Foulk, Jr.            None                    Over $100,000
D. James Guzy                    None                    $50,0001 - $100,000
Nancy P. Jacklin                 None                    None
Marshall C. Turner, Jr.          None                    Over $100,000
Earl D. Weiner                   None                    None

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME AND                   POSITION(S)                PRINCIPAL OCCUPATION
ADDRESS,* AND (AGE)        HELD WITH FUND             DURING PAST 5 YEARS
-------------------        --------------             -------------------

Marc O. Mayer              President and              See biography above.
49                         Chief Executive
                           Officer

Philip L. Kirstein         Senior Vice                Senior Vice President
61                         President and              and Independent
                           Independent                Compliance Officer of
                           Compliance Officer         the AllianceBernstein
                                                      Funds, with which he
                                                      has been associated
                                                      since October 2004.
                                                      Prior thereto, he was
                                                      Of Counsel to
                                                      Kirkpatrick & Lockhart,
                                                      LLP from October 2003
                                                      to October 2004, and
                                                      General Counsel and
                                                      First Vice President of
                                                      Merrill Lynch
                                                      Investment Managers,
                                                      L.P. since prior to
                                                      2002 until March 2003.

Jeffrey S. Phlegar         Vice President             Executive Vice
40                                                    President of the
                                                      Adviser,** with which
                                                      he has been associated
                                                      since prior to 2002.

S. Sean Kelleher           Vice President             Senior Vice President
45                                                    of the Adviser, with
                                                      which he has been
                                                      associated since prior
                                                      to 2002.

Lipkee Lu                  Vice President             Vice President of the
38                                                    Adviser, with which he
                                                      has been associated in
                                                      a substantially similar
                                                      capacity to his current
                                                      position since 2005.
                                                      Prior thereto, he was a
                                                      Senior Vice President
                                                      and Portfolio Manager
                                                      at Deerfield Capital
                                                      Management LLC since
                                                      prior to 2002.

Kewjin Yuoh                Vice President             Senior Vice President
35                                                    of the Adviser** since
                                                      March 2003.
                                                      Previously, he was a
                                                      Vice President of
                                                      Credit Suisse Asset
                                                      Management from 2000 to
                                                      2002 and a Vice
                                                      President of Brundage,
                                                      Story & Rose since
                                                      prior to 2002.

Emilie D. Wrapp            Secretary                  Senior Vice President
51                                                    and Assistant General
                                                      Counsel of
                                                      AllianceBernstein
                                                      Investments, Inc.
                                                      ("ABI"),** with which
                                                      she has been associated
                                                      since prior to 2002.

Andrew L. Gangolf          Assistant                  Senior Vice President
52                         Secretary                  and Assistant General
                                                      Counsel of ABI,** with
                                                      which he has been
                                                      associated since prior
                                                      to 2002.

Joseph J. Mantineo         Treasurer and              Senior Vice President
47                         Chief Financial            of ABIS** and Vice
                           Officer                    President of ABI,**
                                                      with which he has been
                                                      associated since prior
                                                      to 2002.

Vincent S. Noto            Controller                 Vice President of
42                                                    ABIS,** with which he
                                                      has been associated
                                                      since prior to 2002.

----------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

          The Portfolio does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Portfolio. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal year ended September 30, 2006, the aggregate compensation paid to each of the Directors during calendar year 2006 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Portfolio nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                      Total
                                                      Number of     Total
                                                      Investment    Number of
                                                      Companies     Investment
                                                      in the        Portfolios
                                                      Alliance-     within the
                                          Total       Bernstein     Alliance-
                                          Compen-     Fund          Bernstein
                           Aggregate      sation      Complex,      Fund Complex
                           Compensation   from the    Including     Including
                           from the       Alliance-   the           the
                           Portfolio      Bernstein   Portfolio,    Portfolio,
                           for the        Fund        as to         as to
                           fiscal         Complex,    which the     which the
                           year           Including   Director is   Director is
                           ended          the         a Director    a Director
Name of Director           9/30/06        Portfolio   or Trustee    or Trustee
----------------           -------        ---------   ----------    ----------

Marc O. Mayer               $0             $0             39            108
David H. Dievler            $4,004         $269,125       40            109
John H. Dobkin              $4,164         $263,125       39            108
Michael J. Downey           $3,998         $240,625       39            108
William H. Foulk, Jr.       $7,585         $487,625       41            110
D. James Guzy               $3,000         $32,000        39            108
Nancy P. Jacklin            $1,034         $0             39            108
Marshall C. Turner, Jr.     $2,991         $28,000        39            108
Earl D. Weiner*             $0             $0             38            107

----------
*    Mr. Weiner was elected as a Director of the Fund effective January 1, 2007

          As of January 6, 2007, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Portfolio.

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectus).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2006, totaling approximately $659 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.8% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of September 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.5% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.5% in the Adviser. As of September 30, 2006, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).


          For services rendered by the Adviser under the Advisory Agreement, the Portfolio paid the Adviser a fee effective September 7, 2004 of .45 of 1% of the first $2.5 billion and .40 of 1% of the excess of $2.5 billion up to $5 billion and .35 of 1% of the excess over $5 billion as a percentage of the Portfolio's aggregate daily assets (for the year 2004, the Portfolio's previously effective advisory fee was waived to this amount by the Adviser after January 1, 2004). The fee is accrued daily and paid monthly.

          For the fiscal years ended September 30, 2004, 2005 and 2006, the Adviser received under the Advisory Agreement, $6,173,441 (net of $774,933, which was waived by the Adviser), $4,928,939 and $2,971,997 respectively, as advisory fees from the Portfolio.

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services it may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. For the fiscal year ended September 30, 2006, the Portfolio paid to the Adviser a total of $96,866 with respect to such services.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on September 11, 1991.

          The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on June 14, 2005.

          The Advisory Agreement is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Manager
---------------------------------------------------------

          The management of and investment decisions for the Fund's portfolio are made by the US Investment Grade: Structured Asset Investment Team. Mr. Kewjin Yuoh, Mr. Sean Kelleher and Mr. Lipkee Lu are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(2) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers are set forth below:

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)

             As of September 30, 2006
             ------------------------

                 Mr. Kewjin Yuoh                   None
                 Mr. Sean Kelleher                 None
                 Mr. Lipkee Lu                     None

----------
(3) The ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").

          As of September 30, 2006, the Adviser's employees had approximately $2,745,130 invested in shares of the Fund and approximately $714,009,532 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Yuoh, Mr. Sean Kelleher and Mr. Lipkee Lu also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                      Total          Total          Registered     Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Mr. Kewjin Yuoh          1          $726,000,000        None           None
Mr. Sean Kelleher       None           None             None           None
Mr. Lipkee Lu           None           None             None           None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                        Total         Total         of Pooled      of Pooled
                        Number        Assets        Investment     Investment
                        of Pooled     of Pooled     Vehicles       Vehicles
                        Investment    Investment    Managed with   Managed with
                        Vehicles      Vehicles      Performance-   Performance-
Portfolio Manager       Managed       Managed       based Fees     based Fees
-----------------       -------       -------       ----------     ----------

Mr. Kewjin Yuoh           2          $65,000,000        1          $53,000,000
Mr. Sean Kelleher         2         $193,000,000        1         $111,000,000
Mr. Lipkee Lu             1         $224,000,000        None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Mr. Kewjin Yuoh           5         $507,000,000         1        $535,000,000
Mr. Sean Kelleher         3         $498,000,000         2         $36,000,000
Mr. Lipkee Lu             4         $150,000,000        None           None

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(4)

----------
(4) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser 's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI the Fund's principal underwriter, to permit ABI to distribute the Portfolio's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Portfolio's fiscal year ended September 30, 2006, with respect to Class A shares, the distribution services fees for expenditures payable to ABI amounted to $1,475,622, which constituted .30%, annualized, of the Portfolio's aggregate average daily net assets attributable to Class A shares during the fiscal year, and the Adviser made payments from its own resources aggregating $539,220. Of the $2,014,842 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class A shares, $4,427was spent on advertising, $6,982 on the printing and mailing of prospectuses for persons other than current shareholders, $1,629,470 for compensation to broker-dealers and other financial intermediaries (including $275,109 to ABI), $95,582 for compensation to sales personnel, and $278,381 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          During the Portfolio's fiscal year ended September 30, 2006, with respect to Class B shares, the distribution services fees for expenditures payable to ABI amounted to $1,074,775, which constituted 1.00%, annualized, of the Portfolio's aggregate average daily net assets attributable to Class B shares during the fiscal year, and the Adviser made payments from its own resources aggregating $0. Of the $1,074,775 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $687 was spent on advertising, $3,076 on the printing and mailing of prospectuses for persons other than current shareholders, $323,275 for compensation to broker-dealers and other financial intermediaries (including $50,218 to ABI), $47,590 for compensation paid to sales personnel, $51,412 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $107,811 was spent on the financing of interest relating to Class B shares, and $540,924 was used to offset the distribution service fees paid in prior years.

          During the Portfolio's fiscal year ended September 30, 2006, respectively, with respect to Class C shares, distribution services fees for expenditures payable to ABI amounted to $736,617, which constituted 1.00%, annualized, of the Portfolio's aggregate average daily net assets attributable to Class C shares during the fiscal year, and the Adviser made payments from its own resources aggregating $109,292. Of the $845,909 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $1,033 was spent on advertising, $1,257 on the printing and mailing of prospectuses for persons other than current shareholders, $788,674 for compensation to broker-dealers and other financial intermediaries (including $45,562 to ABI), $8,958 for compensation paid to sales personnel, $45,400 was spent on printing of sales literature, travel, entertainment, due diligence, other promotional expenses, and $587 was spent on the financing of interest relating to Class C shares.

          During the Portfolio's fiscal year ended September 30, 2006, with respect to Class R shares, distribution services fees for expenditures payable to ABI amounted to $147, which constituted .50%, annually, of the Portfolio's aggregate average daily net assets attributable to Class R shares during such fiscal year, and the Adviser made payments from its own resources aggregating $1,690. Of the $1,837 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class R shares, $6 was spent on advertising, $6 on the printing and mailing of prospectuses for persons other than current shareholders and $455 for compensation to broker-dealers and other financial intermediaries (including $264 to ABI), $1,101 for compensation paid to sales personnel, $269 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on financing of interest relating to Class R shares.

          During the Portfolio's fiscal year ended September 30, 2006, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $25, which constituted ..25%, annualized, of the Portfolio's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $97. Of the $122 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $69 for compensation to broker-dealers and other financial intermediaries (including, $50 to the Portfolio's Principal Underwriters), $0 for compensation to sales personnel, $53 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and/or distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Portfolio, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Portfolio's most recently completed fiscal year ended September 30, 2006, and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of the Portfolio were, respectively, $2,236,462 (2.73% of the net assets of Class B), $6,165,272 (9.23% of the net assets of Class C), $2,100 (5.88% of the net assets of Class R) and $0 (0% of the net assets of Class K).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for an additional annual term at their meeting held on June 14, 2006.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Portfolio's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders for each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Portfolio. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares. For the fiscal year ended September 30, 2006, the Fund paid ABIS $683,446 for transfer agency services.

          ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Portfolio, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolio, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2006 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds."

General
-------

          Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio. All of the classes of shares of the Portfolio, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of NASD and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

          Investors may purchase shares of the Portfolio through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Portfolio is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's Portfolio shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Portfolio or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Portfolio or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

          While the Portfolio does not normally invest in foreign securities, investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

          o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

          The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of the Portfolio are expected to be substantially the same. Under certain circumstances, however, the per share NAVs of the Class B, Class C, and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I shares and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Portfolio will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolio, stock certificates representing shares of the Portfolio are not issued except upon written request to the Portfolio by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Portfolio represent an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, the Class B and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended September 30, 2006, 2005 and 2004, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio in each year was $168,344, $214,718 and $524,182, respectively. Of that amount, ABI received amounts of $6,482, $9,606 and $11,758, respectively, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal years ended September 30, 2006, 2005 and 2004, ABI received CDSCs of $6,791, $7,728 and $15,805, respectively, on Class A shares, $64,181, $169,513 and $657,982, respectively, on Class B shares, and $3,594, $6,312 and $11,394, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge

                                                                  Discount or
                                                                 Commission to
                                                  As % of      Dealers or Agents
Amount of                     As % of Net       the Public       of up to % of
Purchase                    Amount Invested   Offering Price     Offering Price
--------                    ---------------   --------------     --------------

Up to $100,000                  4.44%             4.25%          4.00%
$100,000 up to $250,000         3.36              3.25           3.00
$250,000 up to $500,000         2.30              2.25           2.00
$500,000 up to $1,000,000*      1.78              1.75           1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of your initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under Combined Purchase Privilege below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Portfolio receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A shares - Sales at NAV. The Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                           Contingent Deferred Sales Charge
                                          for the Portfolio as a % of Dollar
Year Since Purchase                            Amount Subject to Charge
-------------------                            ------------------------

First                                               3.0%
Second                                              2.0%
Third                                               1.0%
Thereafter                                          None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables the Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Portfolio may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolio in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fees. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Portfolio offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In order to enable participants investing through group retirement plans to purchase shares of the Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSCs may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares
--------------

          Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A sales at NAV) other than the service fee paid pursuant to the Portfolio's distribution service plan.

Class B Shares
--------------

          Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares
--------------

          Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

Class R Shares
--------------

          Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

Class K Shares
--------------

          Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

Class I Shares
--------------

          Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

          Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest.

          It is expected that the Portfolio will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Portfolio also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees, and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

          o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

          o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

          o the lower Rule 12b-1 distribution fees (.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
   -AllianceBernstein Balanced Wealth Strategy
   -AllianceBernstein Growth Fund
   -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

               (i)  the investor's current purchase;

               (ii) the NAV (at the close of business on the previous day) of
                    (a) all shares of the Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

              (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

          A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolio and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolio are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          A.G. Edwards
          AIG Advisor Group
          Ameriprise Financial Services
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          Charles Schwab
          Chase Investment Services
          Citicorp Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Donegal Securities
          Independent Financial Marketing Group
          ING Advisors Network
          Lincoln Financial Advisors
          Linsco/Private Ledger
          McDonald Investments
          Merrill Lynch
          Met Life Securities
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Robert W. Baird
          Securities America
          Signator Investments
          UBS AG
          UBS Financial
          Uvest Financial Services
          Wachovia Securities
          Wells Fargo Investments

          Although the Fund may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                       REDEMPTION AND REPURCHASE OF SHARES

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          The following information supplements that set forth in your Prospectus under "Investing in the Funds."

          If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Portfolio has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolio's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolio.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

          Payment of the redemption price normally will be made in cash but, at the option of the Portfolio, may be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder who has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Portfolio may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to ABI either directly or through a financial intermediary. Neither the Portfolio nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund, and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Portfolio for Advisor Class shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Portfolio for Advisor Class shares of the Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm Ernst & Young, LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Portfolio by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Portfolio and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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                                 NET ASSET VALUE

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          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealer in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements or other documents. While the Portfolio normally does not invest in foreign securities, the Portfolio would use fair value pricing more frequently for foreign securities because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of these foreign securities. The Portfolio may value its securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          The Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                             PORTFOLIO TRANSACTIONS

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          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. The Adviser makes the decisions for the Portfolio and determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Fund nor the Adviser entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

          The Fund may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the Exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

          Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. During the fiscal years ended September 30, 2004, 2005 and 2006, the Portfolio incurred $0 in brokerage commissions.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolio's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Portfolio's portfolio securities, as of the last day of each fiscal calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser posts information about the number of securities the Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by credit rating or security type, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolio (including, without limitation, pricing services and proxy voting services), and to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's holdings information unless specifically authorized.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

          General. The Portfolio intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

          If the Portfolio qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          It is the present policy of the Portfolio to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          The Portfolio will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Portfolio on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in your Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Portfolio and assumes that the Portfolio qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Portfolio, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

          Dividends and Distributions. The Portfolio intends to make timely distributions of the Portfolio's taxable income (including any net capital gain) so that the Portfolio will not be subject to federal income and excise taxes. Dividends of the Portfolio's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at the reduced maximum rate of 15% if paid on or before December 31, 2010 (5% for individuals, trusts and estates in lower tax brackets), provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Portfolio, it is expected that only a small portion, if any, of the Portfolio's distributions would be treated as "qualified dividend income."

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Portfolio. Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Portfolio. The investment objective of the Portfolio is such that only a small portion, if any, of the Portfolio's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          After the end of the calendar year, the Portfolio will notify shareholders of the federal income tax status of any distributions made by the Portfolio to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Portfolio shares generally will be capital gain or loss if the Portfolio shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise, it will be short-term capital gain or loss. If a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Portfolio will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Portfolio held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Portfolio with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Portfolio
------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolio with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Zero Coupon Treasury Securities. Under current federal tax law, the Portfolio will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Accordingly, the Portfolio may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Portfolio actually received. Such distributions will be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

          Stripped-Mortgage Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying Mortgage Assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the Portfolio) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in the Portfolio's income as a result of these rules will have been accrued and not actually paid, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

Other Taxation
--------------

          The Portfolio may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder that is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Portfolio.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

          The Fund is a Maryland Corporation organized in 1973 under the name "Alliance Bond Fund, Inc." The name of the Fund became "AllianceBernstein Bond Fund, Inc." on March 31, 2003.

Capitalization
--------------

          The authorized capital stock of the Fund consists of 63,000,000,000 shares of Common Stock having a par value of $.001 per share. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation, and upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Each share of the Portfolio is entitled to one vote for all purposes. Shares of the Portfolios vote for the election of Directors and on any other matter that affects the Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

          The authorized capital stock of the Portfolio currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that expenses related to the distribution of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class.

          The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class Common Stock.

          The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional portfolios and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional portfolios of shares. Any issuance of shares of another portfolio would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another portfolio were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single portfolio for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as separate portfolios. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

          As of the close of business on January 5, 2007, there were 85,428,598 shares of common stock of the Portfolio outstanding. Of this amount, 64,461,815 shares were Class A shares, 10,740,637 shares were Class B shares, 9,427,237 shares were Class C shares, 5,746 shares were Class R shares, 790,300 shares were Advisor Class shares, 1,439 shares were K Class shares and 1,424 shares were Class I shares. To the knowledge of the Portfolio, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Portfolio as of January 5, 2007:

Name and Address                       No. of Shares            % of Class
----------------                       -------------            ----------

Class A
-------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484                5,584,495               8.66%

Class B
-------

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W. 34th St. - Fl. 3
New York, NY 10001-2483                      565,661               5.27%

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484                  689,988               6.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                 1,206,282              11.24%

First Clearing LLC
Special Custody Acct for the
exclusive benefit of Customer
10750 Wheat First Dr
Glen Allen, Va 23060-9245                    606,471               5.65%

Class C
-------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484                2,299,295              24.40%

Ho Chunk Nation
Attn: Sharon Taylor
P.O. Box 640
Black River Falls, WI 54615-0640           1,309,846              13.90%

Class I
-------

AllianceBernstein LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                    1,424             100.00%

Class K
-------

AllianceBernstein LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712
                                               1,424              98.96%

Class R
-------

AllianceBernstein LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                    1,400              24.37%

Reliance Trust Co Cust
FBO Chemic Laboratories Inc. 401k
P.O. Box 48529
Atlanta, GA 30362-1529                         2,074              36.10%

MG Trust Trustee
Shumate Tri-City LL
700 17th St Ste 300
Denver, CO  80202-3531                         1,486              25.86%

MG Trust Co. Cust. FBO
Carolinas Net Care LLC
700 17th St Ste 300
Denver, CO  80202-3531                           588              10.24%

Advisor Class
-------------

Frontier Trust Company
FBO Maurice S Mandel Rollover IRA
14 Hillside Avenue
Prt Washington, NY  11050-2747
                                             150,550              19.05%

Trust for Profit Sharing Plan
Capital Mgmt L.P. Plan K
Attn:  Diana Marotta FL 31
1345 Ave of Americas
New York, NY  10105                          604,031              76.43%

Custodian
---------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc. ("ABI"), an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolio, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Distribution Services Agreement, the Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT
               OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Bond Fund, Inc. - AllianceBernstein U.S. Government Portfolio for the fiscal year ended September 30, 2006 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on December 11, 2006. It is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-US Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

SK 00250 0157 728239

[LOGO]                        ALLIANCEBERNSTEIN BOND FUND, INC.
                                  -ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

c/o AllianceBernstein Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2007

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2007, for the AllianceBernstein Intermediate Bond Portfolio (the "Portfolio") of AllianceBernstein Bond Fund, Inc. (the "Fund") that offers Class A, Class B, Class C, Class R and Advisor Class shares of the Portfolio and the prospectus dated February 1, 2007 of the Portfolio that offers Class A, Class R, Class K and Class I shares of the Portfolio (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Portfolio for the year ended October 31, 2006 are included in the Portfolio's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectuses and the Portfolio's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc., ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS

                                                                            Page

Description of the Portfolio..............................................
Management of the Fund....................................................
Expenses of the Fund......................................................
Purchase of Shares........................................................
Redemption and Repurchase of Shares.......................................
Shareholder Services......................................................
Net Asset Value...........................................................
Portfolio Transactions....................................................
Dividends, Distributions and Taxes
General Information.......................................................
Financial Statements and Report of
   Independent Registered Public Accounting Firm..........................
Appendix A: Statement of Policies and Procedures
   for Voting Proxies.....................................................A-1

----------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                            DESCRIPTION OF THE PORTFOLIO

--------------------------------------------------------------------------------

Introduction to the Fund
------------------------

          The Fund's shares are offered in separate series referred to as portfolios. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective policies. A shareholder in the portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset value ("NAV") of that portfolio represented by the redeemed shares.

          The Fund currently has three portfolios: the Portfolio, which is described in this SAI, the AllianceBernstein U.S. Government Portfolio and the AllianceBernstein Corporate Bond Portfolio, each of which is described in a separate statement of additional information.

The Portfolio
-------------

          Except as otherwise indicated, the Portfolio's investment objectives and policies are not designated "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. There is no guarantee that the Portfolio will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

How the Portfolio Pursues Its Objective
---------------------------------------

          Under normal circumstances, the Portfolio invests at least 80% of its net assets in investment grade fixed-income securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio may invest up to 20% of its net assets in below-investment grade securities. The Portfolio may invest without limit in U.S. Dollar-denominated foreign securities and may invest up to 25% of its net assets in securities denominated in currencies other than the U.S. Dollar, whose currency risks will be fully hedged at the time of investment. The Portfolio has the flexibility to invest in long- and short-term fixed-income securities (including debt securities, convertible debt securities and U.S. Government obligations) based on the assessment of AllianceBernstein L.P. (the "Adviser") of prospective cyclical interest rate changes.

          The Portfolio may invest in mortgage-related and other asset-backed securities; loan participations; inflation-protected securities or IPS; restructured securities; variable, floating and inverse floating rate securities; preferred stock; and use other investment techniques.

          The Portfolio may use leverage for investment purposes by entering into reverse repurchase agreements and dollar rolls. The Portfolio may invest without limit in derivatives, such as options, futures, forwards and swaps.

          In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, if in the case of unrated securities, the Adviser determines that the quality of a security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances. For additional information about securities ratings, please see "Additional Investment Policies and Practices--Securities Ratings" below.

          The Portfolio will not trade in foreign exchange. However, the Portfolio may trade in foreign exchange in connection with the settlement of purchases and sales of non-U.S. Dollar-denominated securities for the Portfolio. All foreign exchange exposure resulting from these transactions will be hedged back to U.S. Dollars such that the currency exposure of the Portfolio is neutral to its broad-based securities benchmark (the "Benchmark") at all times. However, to facilitate operational efficiency in hedging the Portfolio's currency exposure, deviations of the Portfolio's exposure to each currency versus that of the Benchmark are permitted provided that the deviations shall not exceed, in aggregate, 1% of the Portfolio's total assets at any time.

Additional Investment Policies and Practices
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          The following additional investment policies supplement those set forth in the Prospectuses.

Borrowing
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          The Portfolio may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the total assets of the Portfolio.

Derivatives
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          The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Portfolio are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forward ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolio's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolio.
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          Options on Securities. The Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          The Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          The Portfolio may write (sell) call and put options and purchase call and put options on securities indexes. If the Portfolio purchases put options on securities indexes to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

          The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Futures Contracts. Futures contracts that the Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          The use of forward commitments enables the Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

          At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although the Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

          Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          The Portfolio will enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Portfolio intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          The Portfolio has established procedures consistent with SEC policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, the Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

          Interest Rate Transactions. The Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. The Portfolio also may invest in interest rate transaction futures. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

          Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

Illiquid Securities
-------------------

          The Portfolio will limit its investments in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Investment Companies
-----------------------------------

          The Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Lending of Portfolio Securities
-------------------------------

          The Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

          The Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments
-----------------------------------

          The Portfolio may invest in fixed or floating rate corporate loans ("Loans" and each, a "Loan") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

          The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

          The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

          When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

          The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). "FNMA" is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          The Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Derivatives--Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

          The Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements
---------------------

          A repurchase agreement is an agreement by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Portfolio.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolio may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

          The Portfolio may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Securities Ratings
------------------

          Securities rated Baa are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

          The ratings of fixed-income securities by Moody's, S&P, and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          The Adviser will try to reduce the risk inherent in the Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

          Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Structured Securities
---------------------

          The Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act.

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero Coupon Securities
----------------------

          A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

          The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

          Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities, the Portfolio will not be subject to any limitations on their purchase.

          Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

          Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk Considerations
---------------------------

          The value of the Portfolio's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objective will be achieved.

          Risks of Leverage. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.

          Risks of Investments in Foreign Securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio will invest and could adversely affect the Portfolio's assets should these conditions or events recur.

          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries other than those on which the Portfolio will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

          Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

Fundamental Investment Policies
-------------------------------

          The following restrictions supplement those set forth in the Prospectus for the Portfolio. These restrictions may not be changed without shareholder approval which means the vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

          The following restrictions provide that the Portfolio may not:

          1. issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to premitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security.

          2. act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

          3. purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          4. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          5. make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act; or

          6. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

          As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

          o    Cash or cash items;

          o    Government securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policy
---------------------------------

          The following is a description of an operating policy that the Portfolio has adopted but that is not fundamental and is subject to change without shareholder approval.

          The Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                    PORTFOLIOS
                                                    IN FUND      OTHER
NAME, ADDRESS*,                PRINCIPAL            COMPLEX      DIRECTORSHIP
AGE AND                        OCCUPATION(S)        OVERSEEN     HELD
(YEAR ELECTED**)               DURING PAST 5 YEARS  BY DIRECTOR  BY DIRECTOR
----------------               -------------------  -----------  -----------

INTERESTED DIRECTOR

Marc O. Mayer,***              Executive Vice            108     SCB
1345 Avenue of the Americas,   President of the                  Partners
New York, NY 10105             Adviser since 2001                Inc. and
49                             and Executive                     SCB, Inc.
(2003)                         Managing
                               Director of
                               AllianceBernstein
                               Investments, Inc.
                               ("ABI") since
                               2003; prior
                               thereto, he was
                               head of
                               AllianceBernstein
                               Institutional
                               Investments, a
                               unit of the
                               Adviser, from
                               2001-2003; prior
                               thereto, Chief
                               Executive Officer
                               of Sanford C.
                               Bernstein & Co.,
                               LLC (institutional
                               research and
                               brokerage arm of
                               Bernstein & Co.
                               LLC) ("SCB & Co")
                               and its
                               predecessor since
                               prior to 2002.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr., + #     Investment Adviser        110     None
74                             and an Independent
(1998)                         Consultant.  He
                               was formerly
                               Senior Manager of
                               Barrett
                               Associates, Inc.,
                               a registered
                               investment
                               adviser, with
                               which he had been
                               associated since
                               prior to 2002.  He
                               was formerly
                               Deputy Comptroller
                               and Chief
                               Investment Officer
                               of the State of
                               New York and,
                               prior thereto,
                               Chief Investment
                               Officer of the New
                               York Bank for
                               Savings.

David H. Dievler,              Independent               109     None
77                             Consultant.  Until
(1987)                         December 1994, he
                               was Senior Vice
                               President of
                               AllianceBernstein
                               Corporation ("AB
                               Corp.") (formerly
                               Alliance Capital
                               Management
                               Corporation)
                               responsible
                               for mutual fund
                               administration.
                               Prior to joining
                               AB Corp. in 1984,
                               he was Chief
                               Financial Officer
                               of Eberstadt Asset
                               Management since
                               1968.  Prior to
                               that, he was a
                               Senior Manager at
                               Price Waterhouse &
                               Co. Member of
                               American Institute
                               of Certified
                               Public Accountants
                               since 1953.

John H. Dobkin, #              Consultant.               108     None
65                             Formerly President
(1998)                         of Save Venice,
                               Inc. (preservation
                               organization) from
                               2001-2002, Senior
                               Advisor from June
                               1999 - June 2000
                               and President of
                               Historic Hudson
                               Valley  (historic
                               preservation) from
                               December 1989 -
                               May 1999.
                               Previously,
                               Director of the
                               National Academy
                               of Design and
                               during 1988-1992,
                               Director and
                               Chairman of the
                               Audit Committee of
                               AB Corp (formerly
                               Alliance Capital
                               Management
                               Corporation).

Michael J. Downey, #           Consultant since          108     Asia
63                             January 2004.                     Pacific
(2005)                         Formerly, managing                Fund, Inc.,
                               partner of                        and The
                               Lexington Capital,                Merger Fund
                               LLC (investment
                               advisory firm)
                               from December 1997
                               until December
                               2003.  Prior
                               thereto, Chairman
                               and CEO of
                               Prudential Mutual
                               Fund Management
                               from 1987 to 1993.

D. James Guzy, #               Chairman of the           108     Intel
70                             Board of PLX                      Corporation
(2005)                         Technology                        (semi-
                               (semi-conductors)                 conductors) and
                               and of SRC                        Cirrus Logic
                               Computers Inc.,                   Corporation
                               with which he has                 (semi-
                               been associated                   conductors)
                               since prior to
                               2002.  He is also
                               President of the
                               Arbor Company
                               (private family
                               investments).

Nancy P. Jacklin, #            Formerly, U.S.            108     None
58                             Executive Director
(2006)                         of the
                               International
                               Monetary Fund
                               (December 2002-May
                               2006); Partner,
                               Clifford Chance
                               (1992-2002); Senior
                               Counsel,
                               International
                               Banking and
                               Finance, and
                               Associate General
                               Counsel, Citicorp
                               (1985-1992);
                               Assistant General
                               Counsel
                               (International),
                               Federal Reserve
                               Board of Governors
                               (1982-1985); and
                               Attorney Advisor,
                               U.S. Department of
                               the Treasury
                               (1973-1982).
                               Member of the Bar
                               of the District of
                               Columbia and of New
                               York; and member of
                               the Council on
                               Foreign Relations.

Marshall C. Turner, Jr., #     Principal of Turner       108     The George
65                             Venture Associates                Lucas
(2005)                         (venture capital                  Educational
                               and consulting)                   Foundation
                               since prior to                    and
                               2002.  From 2003                  National
                               until May 31, 2006,               Datacast,
                               he was CEO of                     Inc.
                               Toppan Photomasks,
                               Inc., Austin, Texas
                               (semi-conductor
                               manufacturing
                               services).

Earl D. Weiner, ****, #        Of Counsel, and Partner   107     None
67                             from 1976-2006, of the
(2007)                         law firm of Sullivan &
                               Cromwell LLP,
                               specializing in
                               investment management,
                               corporate and
                               securities law.

----------
* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105
**   There is no stated term of office for the Fund's Directors.
*** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.
**** Mr. Weiner was elected as a Director of the Fund effective January 1, 2007
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance, Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Portfolio's financial reporting process. The Audit Committee met three times during the Portfolio's most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met six times during the Portfolio's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met ten times during the Fund's most recently completed fiscal year.

          The dollar range of the Portfolio's securities owned by each Director and the aggregate dollar range of securities in all the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                      AGGREGATE DOLLAR
                                                      RANGE OF EQUITY
                               DOLLAR RANGE OF        SECURITIES IN THE
                               EQUITY SECURITIES IN   ALLIANCEBERNSTEIN
                               THE PORTFOLIO AS OF    FUND COMPLEX AS OF
                               DECEMBER 31, 2006      DECEMBER 31, 2006
                               -----------------      -----------------

Marc O. Mayer                  None                   Over $100,000
David H. Dievler               None                   Over $100,000
John H. Dobkin                 None                   Over $100,000
Michael J. Downey              None                   Over $100,000
William H. Foulk, Jr.          None                   Over $100,000
D. James Guzy                  None                   $50,001 - $100,000
Nancy P. Jacklin               None                   None
Marshall C. Turner, Jr.        $10,001 - $50,000      Over $100,000
Earl D. Weiner                 None                   None

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS,*             POSITION(S)            PRINCIPAL OCCUPATION
AND AGE                     HELD WITH FUND         DURING PAST 5 YEARS
-------                     --------------         -------------------

Marc O. Mayer               President and          See biography above.
49                          Chief Executive
                            Officer

Philip L. Kirstein          Senior Vice            Senior Vice President and
61                          President and          Independent Compliance
                            Independent            Officer of the
                            Compliance Officer     AllianceBernstein Funds,
                                                   with which he has been
                                                   associated since October
                                                   2004.  Prior thereto, he
                                                   was Of Counsel to
                                                   Kirkpatrick & Lockhart, LLP
                                                   from October 2003 to
                                                   October 2004, and General
                                                   Counsel of Merrill Lynch
                                                   Investment Managers L.P.
                                                   since prior to 2002 until
                                                   March 2003.

Jeffrey S. Phlegar          Vice President         Executive Vice President of
40                                                 the Adviser**, with which
                                                   he has been associated
                                                   since prior to 2002.

Alison M. Martier           Vice President         Senior Vice President of
50                                                 the Adviser,** with which
                                                   she has been associated
                                                   since prior to 2002.

Shawn Keegan                Vice President         Vice President of the
35                                                 Adviser, with which he has
                                                   been associated in a
                                                   substantially similar
                                                   capacity to his current
                                                   position since prior to
                                                   2002.

Joran Laird                 Vice President         Vice President of the
31                                                 Adviser, with which he has
                                                   been associated in a
                                                   substantially similar
                                                   capacity to his current
                                                   position since prior to
                                                   2002.

Greg Wilensky               Vice President         Vice President of the
39                                                 Adviser** and Director of
                                                   Stable Value Investments,
                                                   with which he has been
                                                   associated since prior to
                                                   2002.

Emilie D. Wrapp             Secretary              Senior Vice President and
51                                                 Assistant General Counsel
                                                   of ABI,** with which she
                                                   has been associated since
                                                   prior to 2002.

Andrew L. Gangolf           Assistant Secretary    Senior Vice President and
52                                                 Assistant General Counsel
                                                   of ABI,** with which he has
                                                   been associated since prior
                                                   to 2002.

Joseph J. Mantineo,         Treasurer and Chief    Senior Vice President of
47                          Financial Officer      ABIS,** with which he has
                                                   been associated since prior
                                                   to 2002.

Vincent S. Noto             Controller             Vice President of ABIS,**
42                                                 with which he has been
                                                   associated since prior to
                                                   2002.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2006, the aggregate compensation paid to each of the Directors during calendar year 2006 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                      Total
                                                      Number of     Total
                                                      Investment    Number of
                                                      Companies     Investment
                                                      in the        Portfolios
                                                      Alliance-     within the
                                          Total       Bernstein     Alliance-
                           Aggregate      Compen-     Fund          Bernstein
                           Compensation   sation      Complex,      Fund Complex
                           from the       from the    Including     Including
                           Fund           Alliance-   the Fund,     the Fund,
                           for the        Bernstein   as to         as to
                           Fiscal         Fund        which the     which the
                           Year           Complex,    Director is   Director is
                           Ended          Including   a Director    a Director
Name of Director           10/31/06       the Fund    or Trustee    or Trustee
----------------           --------       --------    ----------    ----------

Marc O. Mayer              $0                  $0        39            108
David H. Dievler           $3,873        $269,125        40            109
John H. Dobkin             $4,029        $263,125        39            108
Michael J. Downey          $3,863        $240,625        39            108
William H. Foulk, Jr.      $7,454        $487,625        41            110
D. James Guzy              $3,000         $32,000        39            108
Nancy P. Jacklin           $1,034              $0        39            108
Marshall C. Turner         $2,991         $28,000        39            108
Earl D. Weiner*            $0                  $0        38            107

----------
*    Mr. Weiner was elected as a Director of the Fund effective January 1, 2007

          As of January 6, 2007, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Portfolio.

Investment Adviser
------------------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2006, totaling approximately $659 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.8% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of September 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.5% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.5% in the Adviser. As of September 30, 2006, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or an affiliate also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).


          For services rendered by the Adviser under the Advisory Agreement, the Portfolio paid the Adviser a fee effective September 7, 2004 of .45 of 1% of the first $2.5 billion of the Portfolio's average net assets and .40 of 1% of the excess of $2.5 billion up to 5 billion and .40 of 1% of the excess over $5 billion as a percentage of aggregate daily net assets (for the year 2004, the Portfolio's previously effective advisory fee was waived to this amount by the Adviser after January 1, 2004). The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis .98%, 1.68%, 1.68%, 1.18%, ..93%, .68% and .68% of aggregate average net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides the Fund written notice 60 days prior to the Fund's fiscal year end.

          For the fiscal years ended October 31, 2004, 2005 and 2006, the Adviser received under the Advisory Agreement the amount of $2,379,224 (net of $303,056 waived by the Adviser), $2,045,411 and 590,341, respectively, as advisory fees from the Portfolio. Under the expense limitation undertaking, $891,919, $864,770 and 265,636 were waived and/or reimbursed by the Adviser for the fiscal years ended October 31, 2004, 2005 and 2006, respectively.

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services it may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. For the fiscal year ended October 31, 2006, the cost of certain legal and accounting services amounting to $96,000 provided to the Portfolio by the Adviser was waived.

          The Advisory Agreement became effective with respect to the Portfolio on July 1, 1999. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on September 11, 1991.

          The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on June 14, 2006.

          The Advisory Agreement is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Global Government Income Trust Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

          The management of and investment decisions for the Fund's portfolio are made by the US Investment Grade: Core Fixed Income Investment Team. Mr. Greg Wilensky, Ms. Alison Martier, Mr. Shawn Keegan, Mr. Joran Laird and Mr. Jeffery Phlegar are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(2) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of October 31, 2006 are set forth below:

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)

               Mr. Greg Wilensky                  None
               Ms. Alison Martier                 None
               Mr. Shawn Keegan                   None
               Mr. Joran Laird                    None
               Mr. Jeffery Phlegar                None

----------
(3) The ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").

          As of October 31, 2006, the Adviser's employees had approximately $738,697,612 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2006.

--------------------------------------------------------------------------------
                           REGISTERED INVESTMENT COMPANIES
                                (excluding the Fund)
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                         Total        Total         Registered     of Registered
                         Number of    Assets of     Investment     Investment
                         Registered   Registered    Companies      Companies
                         Investment   Investment    Managed with   Managed with
                         Companies    Companies     Performance-   Performance-
Portfolio Manager        Managed      Managed       based Fees     based Fees
-----------------        -------      -------       ----------     ----------

Mr. Greg Wilensky          1        $648,000,000      None            None
Ms. Alison Martier         3       $2,957,000,000     None            None
Mr. Shawn Keegan          None          None          None            None
Mr. Joran Laird            1        $121,000,000      None            None
Mr. Jeffery  Phlegar      None          None          None            None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                     Number         Total Assets
                        Total        Total           of Pooled      of Pooled
                        Number       Assets          Investment     Investment
                        of Pooled    of Pooled       Vehicles       Vehicles
                        Investment   Investment      Managed with   Managed with
                        Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager       Managed      Managed         based Fees     based Fees
-----------------       -------      -------         ----------     ----------

Mr. Greg Wilensky         3        $1,670,000,000     None           None
Ms. Alison Martier        4        $1,215,000,000     None           None
Mr. Shawn Keegan          2        $2,170,000,000     None           None
Mr. Joran Laird         None          None            None           None
Mr. Jeffery Phlegar       2        $2,170,000,000       6        $3,646,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number
                           Total        Total       of Other       Total Assets
                           Number       Assets      Accounts       of Other
                           of Other     of Other    Managed with   Accounts with
                           Account      Accounts    Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Mr. Greg Wilensky            25     $1,421,000,000       2        $484,000,000
Ms. Alison Martier           35     $4,564,000,000      None           None
Mr. Shawn Keegan              1        $51,000,000      None           None
Mr. Joran Laird              29       $308,000,000      None           None
Mr. Jeffery Phlegar         123       $184,000,000      None           None

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(4)

----------
(4) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Portfolio's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Portfolio's fiscal year ended October 31, 2006, with respect to Class A shares, the distribution services fees for expenditures payable to ABI amounted to $142,224 which constituted .30%, annually, of the Portfolio's aggregate average daily net assets attributable to Class A shares during the fiscal year, and the Adviser made payments from its own resources aggregating $382,325. Of the $524,549 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class A shares, $2,751was spent on advertising, $776 on the printing and mailing of prospectuses for persons other than current shareholders, $325,793 for compensation to broker-dealers and other financial intermediaries (including $149,327 to ABI), $37,758 for compensation to sales personnel, and $157,471 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          During the Portfolio's fiscal year ended October 31, 2006, with respect to Class B shares, the distribution services fees for expenditures payable to ABI amounted to $111,311, which constituted .30%, annually, of the Portfolio's aggregate average daily net assets attributable to Class B shares during the fiscal year, and the Adviser made payments from its own resources aggregating $86,935. Of the $198,246 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $346 was spent on advertising, $980 on the printing and mailing of prospectuses for persons other than current shareholders, $135,963 for compensation to broker-dealers and other financial intermediaries (including $21,005 to the ABI), $8,048 for compensation to sales personnel, $25,377 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $27,532 was spent on financing of interest relating to Class B shares.

          During the Portfolio's fiscal year ended October 31, 2006, with respect to Class C shares, the distribution services fees for expenditures payable to ABI amounted to $147,277, which constituted 1.00%, annually, of the Portfolio's aggregate average daily net assets attributable to Class C shares during the fiscal year, and the Adviser made payments from its own resources aggregating $41,878. Of the $189,155 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $277 was spent on advertising, $170 on the printing and mailing of prospectuses for persons other than current shareholders, $165,552 for compensation to broker-dealers and other financial intermediaries (including $16,815 to ABI), $5,148 for compensation to sales personnel, $17,824 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $184 was spent on financing of interest relating to Class C shares.

          During the Portfolio's fiscal year ended October 31, 2006, with respect to Class R shares, distribution services fees for expenditures payable to ABI amounted to $64, which constituted .50%, annually, of the Portfolio's aggregate average daily net assets attributable to Class R shares during such fiscal year, and the Adviser made payments from its own resources aggregating $0. Of the $64 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class R shares, $0 was spent on advertising, $6 on the printing and mailing of prospectuses for persons other than current shareholders and $16 for compensation to broker-dealers and other financial intermediaries (including $0 to ABI), $0 for compensation paid to sales personnel, $0 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on financing of interest relating to Class R shares and $42 was used to offset distribution service fees paid in prior years.

          During the Fund's fiscal year ended October 31, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $24, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $41. Of the $65 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $40 for compensation to broker-dealers and other financial intermediaries (including, $30 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $25 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing.

          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Portfolio, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year ended October 31, 2006, and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of the Fund were, respectively, $192,050 (.64% of the net assets of Class B), $438,602 (4.44% of the net assets of Class C), $286 (2.20% of the net assets of Class R) and $29 (.29% of the net assets of Class K).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for an additional annual term at their meeting held on June 14, 2006.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph, and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, N.J. 07094 with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Portfolio's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders for each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Portfolio. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares. For the fiscal year ended October 31, 2006, the Fund paid ABIS $190,459 for transfer agency services.

          ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Portfolio, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolio, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting and Procedures
----------------------------------------------

          The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2006 is available (1) without charge, upon request, by calling (800) 277-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds."

General
-------

          Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio. All of the classes of shares of the Portfolio, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of NASD and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

          Investors may purchase shares of the Portfolio either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Portfolio is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's Portfolio shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Portfolio or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Portfolio or your financial intermediary is unable to verify the information provided, your account may be closed, and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

          o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

          The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Portfolio are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Portfolio will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Portfolio or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Portfolio are not issued except upon written request to the Portfolio by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Portfolio.

          Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, the Class B and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended October 31, 2004, 2005 and 2006, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio was $120,934, $107,860 and $68,699 respectively. Of that amount ABI received amounts of $4,297, $3,906 and $3,334 respectively, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal years ended October 31, 2004, 2005 and 2006, ABI received CDSCs of $3,565, $1,370 and $1,943, respectively, on Class A shares, $171,225, $67,205 and $18,006, respectively, on Class B shares, and $3,406, $2,002 and $1,356, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge

                                                                  Discount or
                                                                 Commission to
                                                  As % of      Dealers or Agents
Amount of                     As % of Net       the Public       of up to % of
Purchase                    Amount Invested   Offering Price     Offering Price
--------                    ---------------   --------------     --------------

Up to $100,000                   4.44%        4.25%              4.00%
$100,000 up to $250,000          3.36         3.25               3.00
$250,000 up to $500,000          2.30         2.25               2.00
$500,000 up to $1,000,000*       1.78         1.75               1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "-- Conversion of Advisor Class Shares to Class A Shares." The Portfolio receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

               (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

               (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

              (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

               (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

               (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "alternative Purchase Arrangements--Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                         For the Portfolio as a % of Dollar
         Year Since Purchase                  Amount Subject to Charge
         -------------------                  ------------------------

         First                                           3.0%
         Second                                          2.0%
         Third                                           1.0%
         Thereafter                                      None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables the Portfolio to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and (i) thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Portfolio may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolio in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Portfolio offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In order to enable participants investing through group retirement plans to purchase shares of the Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSCs may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares
--------------

          Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A sales at NAV) other than the service fee paid pursuant to the Portfolio's distribution service plan.

Class B Shares
--------------

          Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares
--------------

          Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

Class R Shares
--------------

          Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

Class K Shares
--------------

          Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

Class I Shares
--------------

          Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

          Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest.

          It is expected that the Portfolio will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Portfolio also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

          o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

          o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

          o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
 -AllianceBernstein 2000 Retirement Strategy
 -AllianceBernstein 2005 Retirement Strategy
 -AllianceBernstein 2010 Retirement Strategy
 -AllianceBernstein 2015 Retirement Strategy
 -AllianceBernstein 2020 Retirement Strategy
 -AllianceBernstein 2025 Retirement Strategy
 -AllianceBernstein 2030 Retirement Strategy
 -AllianceBernstein 2035 Retirement Strategy
 -AllianceBernstein 2040 Retirement Strategy
 -AllianceBernstein 2045 Retirement Strategy
 -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBerstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in class A shares of the Portfolio or any AllianceBerstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales changes will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

          A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolio and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolio are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          A.G. Edwards
          AIG Advisor Group
          Ameriprise Financial Services
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          Charles Schwab
          Chase Investment Services
          Citicorp Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Donegal Securities
          Independent Financial Marketing Group
          ING Advisors Network
          Lincoln Financial Advisors
          Linsco/Private Ledger
          McDonald Investments
          Merrill Lynch
          Met Life Securities
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Robert W. Baird
          Securities America
          Signator Investments

          Although the Fund may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                       REDEMPTION AND REPURCHASE OF SHARES

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          The following information supplements that set forth in your Prospectus under "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Portfolio has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolio's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolio.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings), or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

          Payment of the redemption price normally will be made in cash but, at the option of the Portfolio, may be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Portfolio may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to ABI either directly or through a financial intermediary. Neither the Portfolio nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund, and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement program, your fee-based program or retirement program may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Portfolio for Advisor Class shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Portfolio for Advisor Class shares of the Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Portfolio by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Portfolio and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolio may use fair value pricing more frequently for foreign securities because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of these foreign securities. The Portfolio may value these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.


          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          The Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                             PORTFOLIO TRANSACTIONS

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          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Fund nor the Adviser entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

          The Fund may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the Exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

          Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. During the fiscal years ended October 31, 2004, 2005 and 2006, the Portfolio incurred no brokerage commissions.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolio's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Portfolio's portfolio securities, as of the last day of each fiscal calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser posts information about the number of securities the Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by credit risk or securities type, as applicable, approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolio (including, without limitation, pricing services and proxy voting services), and to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

          General. The Portfolio intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

          If the Portfolio qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          The Portfolio will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Portfolio on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in your Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Portfolio and assumes that the Portfolio qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Portfolio, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

          Dividends and Distributions. The Portfolio intends to make timely distributions of the Portfolio's taxable income (including any net capital gain) so that the Portfolio will not be subject to federal income and excise taxes. Dividends of the Portfolio's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at the reduced maximum rate of 15% if paid on or before December 31, 2010 (5% for individuals, trusts and estates in lower tax brackets), provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Portfolio, it is expected that only a small portion, if any, of the Portfolio's distributions would be treated as "qualified dividend income."

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Portfolio. Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Portfolio. The investment objective of the Portfolio is such that only a small portion, if any, of the Portfolio's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          After the end of the calendar year, the Portfolio will notify shareholders of the federal income tax status of any distributions made by the Portfolio to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Portfolio shares generally will be capital gain or loss if the Portfolio shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Portfolio will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Portfolio held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Portfolio with his or her correct taxpayer identification number, fails to make certain required certifications or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Income received by the Portfolio also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known. If more than 50% of the value of the Portfolio's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. However, there can be no assurance that the Portfolio will be able to do so. If the Portfolio makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes paid by the Portfolio, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Portfolio. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Portfolio. A shareholder's foreign tax credit with respect to a dividend received from the Portfolio will be disallowed unless the shareholder holds shares in the Portfolio on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

          The federal income tax status of each year's distributions by the Portfolio will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Portfolio
------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolio with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Zero Coupon Treasury Securities. Under current federal tax law, the Portfolio will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Accordingly, the Portfolio may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Portfolio actually received. Such distributions will be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

          Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Portfolio on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Portfolio may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Portfolio on forward currency exchange contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Portfolio's net investment income available to be distributed to shareholders as ordinary income, as described above. The Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to over-the-counter put and call options, gain or loss realized by the Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Portfolio will be treated as short-term capital gain or loss. In general, if the Portfolio exercises an option, or if an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Gain or loss realized by the Portfolio on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Portfolio's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Portfolio upon termination of an option written by the Portfolio) from the amount received, if any, for or with respect to the option (including any amount received by the Portfolio upon termination of an option held by the Portfolio). In general, if the Portfolio exercises such an option on a foreign currency, or if such an option that the Portfolio has written is exercised, gain or loss on the option will be recognized in the same manner as if the Portfolio had sold the option (or paid another person to assume the Portfolio's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Stripped-Mortgage Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying Mortgage Assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the Portfolio) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in the Portfolio's income as a result of these rules will have been accrued and not actually paid, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

          Currency Fluctuations -- Section 988 Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Portfolio will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxation
--------------

          The Portfolio may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder which is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Portfolio.

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                               GENERAL INFORMATION

--------------------------------------------------------------------------------

          The Fund is a Maryland Corporation organized in 1973 under the name "Alliance Bond Fund, Inc." The Fund's name became "AllianceBernstein Bond Fund, Inc." on March 31, 2003.

Capitalization
--------------

          The authorized capital stock of the Fund consists of 63,000,000,000 shares of Common Stock having a par value of $.001 per share. All shares of each portfolio participate equally in dividends and distributions from that portfolio, including any distributions in the event of a liquidation and upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Each share of the portfolio is entitled to one vote for all purposes. Shares of the portfolios vote for the election of Directors and on any other matter that affects the portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

          The authorized capital stock of the Portfolio currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that expenses related to the distribution of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class.

          The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class Common Stock.

          The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional portfolios and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional portfolios of shares. Any issuance of shares of another portfolio would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another portfolio were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single portfolio for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as separate portfolios.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

          As of the close of business on January 5, 2007, there were 11,671,633 shares of common stock outstanding, including 4,406,377 Class A shares, 2,814,066 Class B shares, 949,566 Class C shares, 1,278 Class R shares, 3,004,350 Advisor Class shares, 977 Class K shares and 495,019 Class I shares outstanding. To the knowledge of the Portfolio, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Portfolio as of January 5, 2007:

Name and Address                             No. of Shares    % of Class
----------------                             -------------    ----------

Class A Shares
--------------

MLPF&S for the Sole Benefit
of its Customers
Attn. Fund Administrator
4800 Deer Lake Dr. E FL 2
Jacksonville, FL 32246-6484                    422,748            9.58%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     394,588            8.94%

Union Bank of CA Trust Nominee
Englewood Surgical Associates PA
PSP
P.O. Box 85484
San Diego, CA  92186-5484                      307,407            6.97%

Class B Shares
--------------

MLPF&S for the Sole Benefit
of its Customers
Attn. Fund Administrator
4800 Deer Lake Dr. E FL 2
Jacksonville, FL 32246-6484                    171,849            6.11%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     399,021           14.19%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                     169,333            6.02%

Class C Shares
--------------

MLPF&S for the Sole Benefit
of its Customers
Attn. Fund Administrator
4800 Deer Lake Dr. E FL 2
Jacksonville, FL 32246-6484                    254,897           26.96%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     200,707           21.23%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                      47,407            5.01%

Class R Shares
--------------

AllianceBernstein LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                        949           74.28%

Reliance Trust Co. Cust
FBO Chemic Laboratories Inc 401K
P.O. Box 48529
Atlanta, GA  30362-2529                            311           24.35%

Advisor Class Shares
--------------------

CollegeBoundfund
CBF-Quality Bond Fund
Customized Allocation 529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                      2,974,243           99.10%

Class K Shares
--------------

AllianceBernstein L.P.
Attn:  Raymond Cardosi
1 N. Lexington Avenue
White Plains, NY  10601-1712                       967           98.98%

Class I Shares
--------------

Union Bank of CA Trust Nominee
Associated Radiologist PA 401K PSP
PO Box 85484
San Diego, CA 92186-5484                       353,223           71.36%

Union Bank of CA Trust Nominee
Muskegon Surgical Associates PC
401K Retirement Plan
PO Box 85484
San Diego, CA 92186-5484                       141,796           28.64%

Custodian
---------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc. ("ABI"), an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolio, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Distribution Services Agreement, the Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

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                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

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          The financial statements of AllianceBernstein Bond Fund, Inc. - Intermediate Bond Portfolio for the fiscal year ended October 31, 2006 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on January 8, 2007. It is available without charge upon request by calling ABIS at (800) 227-4618.

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                                   APPENDIX A:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

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1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-US Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

SK 00250 0157 728245

(LOGO)                             ALLIANCEBERNSTEIN BOND FUND, INC.
                                     -ALLIANCEBERNSTEIN CORPORATE BOND PORTFOLIO
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c/o AllianceBernstein Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4681

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                       STATEMENT OF ADDITIONAL INFORMATION
                               February 1, 2007

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          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2007, for the AllianceBernstein Corporate Bond Portfolio (the "Portfolio") of AllianceBernstein Bond Fund, Inc. (the "Fund") that offers Class A, Class B, Class C, Class R and Advisor Class shares of the Portfolio and the prospectus dated February 1, 2007 of the Portfolio that offers the Class A, Class R, Class K and Class I shares of the Portfolio (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Portfolio for the year ended September 30, 2006 are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the Portfolio's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS

                                                                            Page

Description of the Portfolio............................................
Management of the Fund..................................................
Purchase of Shares......................................................
Redemption and Repurchase of Shares.....................................
Shareholder Services....................................................
Net Asset Value.........................................................
Portfolio Transactions..................................................
Dividends, Distributions and Taxes......................................
General Information.....................................................
Financial Statements and Report of
  Independent Registered Public Accounting Firm.........................
Appendix A: Statement of Policies and Procedures
  For Voting Proxies....................................................A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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                          DESCRIPTION OF THE PORTFOLIO

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Introduction to the Fund
------------------------

          The Fund's shares are offered in separate series referred to as portfolios. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company fund with its own investment objectives and policies. A shareholder in a portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset value ("NAV") of that portfolio represented by the redeemed shares.

          The Fund currently has three portfolios: the Portfolio, which is described in this SAI, the AllianceBernstein U.S. Government Portfolio, and the AllianceBernstein Intermediate Bond Portfolio, each of which is described in a separate statement of additional information.

The Portfolio
-------------

          Except as otherwise indicated, the Portfolio's investment objectives policies are not designated "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. There is no guarantee that the Portfolio will achieve its investment objectives. Whenever any investment policy or restriction states a percentage of the Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          General. The Fund's investment objective is to maximize total returns from price appreciation and income.

How the Portfolio Pursues its Objectives
----------------------------------------

          Under normal circumstances, the Portfolio invests at least 80% of its net assets in corporate bonds or other corporate debt securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio also invests in securities of non-corporate issuers. The Portfolio invests primarily in fixed-income securities considered investment grade, but also invests in below-investment grade securities.

          The Portfolio expects that it will not retain a security that is downgraded below B- (or an equivalent rating), or if unrated, determined by AllianceBernstein L.P. (the "Adviser") to have undergone similar credit quality deterioration subsequent to purchase. For additional information about securities ratings, please see "Additional Investment Policies and Practices - Securities Ratings" below.

          The Fund pursues a more aggressive investment strategy than other corporate bond funds because, among other things, it may invest more of its assets in below investment grade securities. As a result, the Fund may have higher risk because it tends to have greater net asset value volatility than most other corporate bond funds. The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed-income securities (including debt securities, convertible debt securities, and U.S. Government (full faith and credit) obligations) in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income.

          The Portfolio may invest up to 50% of its total assets in foreign (non-U.S.) fixed-income securities which will consist primarily of corporate fixed-income securities and instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). All of the Portfolio's investments, whether foreign or domestic, are U.S. Dollar-denominated. Sovereign Debt Obligations may include, as described below, securities issued in connection with foreign government debt restructurings as well as foreign government loan participations and assignments. The Portfolio's assets may be invested in Sovereign Debt Obligations in the form of foreign government loan participations and assignments, substantially all of which may be high-yield, high-risk debt securities that are rated below investment grade or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. Investors should be aware that there are risks associated with investment by the Portfolio in foreign securities. See "Special Risk Considerations."

          The Portfolio may invest in mortgage-related and other asset-backed securities; loan participation; inflation-protected securities, or IPS, structured securities; variable, floating and inverse floating rate instruments; preferred stock; and may use other investment techniques. The Portfolio may use leverage for investment purposes by entering into reverse repurchase agreements and dollar rolls. The Portfolio may invest without limit in derivatives, such as options, futures, forwards and swaps.

Additional Investment Policies and Practices
--------------------------------------------

          The following additional investment policies supplement those set forth in the Prospectus.

Borrowings
----------

          The Portfolio may borrow for temporary purposes to repurchase its securities to meet redemptions in an amount not exceeding 5% of the value of the total assets of the Portfolio.

Derivatives
-----------

          The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Portfolio are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolio's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolio.
          ------------------------------------------------------------

          Options on Securities. The Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          The Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          The Portfolio may write (sell) call and put options and purchase call and put options on securities indexes. If the Portfolio purchases put options on securities indexes to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

          The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          Futures Contracts. Futures contracts that the Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          The use of forward commitments enables the Portfolio to protect against anticipated changes in interest rates and/or prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

          At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although the Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in corporate bonds and other corporate debt securities.

          Interest Rate Transactions. The Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. The Portfolio also may invest in interest rate transaction futures.

          Interest Rate Swaps. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

          Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

Illiquid Securities
-------------------

          The Portfolio will limit its investments in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Investment Companies
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          The Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Lending of Portfolio Securities
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          The Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

          The Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments
-----------------------------------

          The Portfolio may invest in fixed or floating rate corporate loans ("Loans" and each, a "Loan") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

          The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

          The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P).

          When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its NAV. Further, the assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment.

Mortgage-Related Securities and Other Asset-Backed Securities
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          The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). "FNMA" is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Derivatives--Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

          The Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Securities Ratings
------------------

          The ratings of fixed-income securities by nationally recognized statistical rating organizations including Standard & Poor's Rating Services, Moody's Investors Services, Inc., and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Structured Securities
---------------------

          The Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this SAI, such as mortgage-related and other asset-backed securities. The Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described under "Investment in Other Investment Companies."

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero Coupon Securities
----------------------

          A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

          The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

          Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities, the Portfolio will not be subject to any limitations on their purchase.

          Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

          Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk Considerations
---------------------------

          The value of the Portfolio's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objective will be achieved.

          Lower-rated Securities. Securities rated Baa1-Baa3 are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba1 or BB+ and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

          The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

          The Adviser will try to reduce the risk inherent in the Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

          Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

          In seeking to achieve the Portfolio's primary objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

          Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

          By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic change in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

          Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

          Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested in the restructuring and rescheduling of these obligations to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

          The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

          To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to those forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

          Expropriation, confiscatory taxation, nationalization, political or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

          Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of the sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

          Other Characteristics of Investment in Foreign Issues. Foreign securities investments are affected by changes in currency rates or exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States or abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connection with conversion of currencies held by the Portfolio.

          There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

          Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Risks of Leverage. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.

Fundamental Investment Policies.
--------------------------------

          The following restrictions supplement those set forth in the Prospectus for the Portfolio. These restrictions may not be changed without shareholder approval which means the vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

          The following restrictions provide that the Portfolio may not:

          1. make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          2. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          3. act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

          4. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts;

          5. purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business; or

          6. issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.(1)

----------
(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security.

          As a fundamental policy, the Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

          o    Cash or cash items;

          o    Government securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policy
---------------------------------

          The following is a description of an operating policy that the Portfolio has adopted but that is not fundamental and is subject to change without shareholder approval.

          The Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                     PORTFOLIOS
                                                     IN FUND      OTHER
                              PRINCIPAL              COMPLEX      DIRECTORSHIPS
NAME, ADDRESS*,               OCCUPATION(S)          OVERSEEN     HELD BY
AGE AND (YEAR ELECTED**)      DURING PAST 5 YEARS    BY DIRECTOR  DIRECTOR
------------------------      -------------------    -----------  --------

INTERESTED DIRECTOR

Marc O. Mayer, ***            Executive Vice         108          SCB
1345 Avenue of the Americas,  President of the                    Partners
New York, NY 10105            Adviser since 2001                  Inc. and
49                            and Executive                       SCB, Inc.
(2003)                        Managing Director
                              of AllianceBernstein
                              Investments, Inc.
                              ("ABI") since
                              2003; prior
                              thereto, he was
                              head of
                              AllianceBernstein
                              Institutional
                              Investments, a
                              unit of the
                              Adviser, from
                              2001-2003; prior
                              thereto, Chief
                              Executive Officer
                              of Sanford C.
                              Bernstein & Co.,
                              LLC (institutional
                              research and
                              brokerage arm of
                              Bernstein & Co.
                              LLC) ("SCB & Co")
                              and its
                              predecessor since
                              prior to 2002.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr., # +    Investment Adviser     110          None
74                            and an Independent
(1998)                        Consultant.  He
                              was formerly
                              Senior Manager of
                              Barrett
                              Associates, Inc.,
                              a registered
                              investment
                              adviser, with
                              which he had been
                              associated since
                              prior to 2002.  He
                              was formerly
                              Deputy Comptroller
                              and Chief
                              Executive Officer
                              of the State of
                              New York and,
                              prior thereto,
                              Chief Investment
                              Officer of the New
                              York Bank for
                              Savings.

David H. Dievler, #           Independent            109          None
77                            Consultant.  Until
(1987)                        December 1994 he
                              was Senior Vice
                              President of
                              AllianceBernstein
                              Corporation ("AB
                              Corp.") (formerly
                              Alliance Capital
                              Management
                              Corporation)
                              responsible for
                              mutual fund
                              administration.
                              Prior to joining
                              AB Corp. in 1984,
                              he was Chief
                              Financial Officer
                              of Eberstadt Asset
                              Management since
                              1968.  Prior to
                              that, he was a
                              Senior Manager at
                              Price Waterhouse &
                              Co. Member of
                              American Institute
                              of Certified
                              Public Accountants
                              since 1953.

John H. Dobkin, #             Consultant.            108          None
65                            Formerly President
(1998)                        of Save Venice,
                              Inc. (preservation
                              organization) from
                              2001-2002, Senior
                              Advisor from June
                              1999 - June 2000
                              and President of
                              Historic Hudson
                              Valley (historic
                              preservation) from
                              December 1989 -
                              May 1999.
                              Previously,
                              Director of the
                              National Academy
                              of Design and
                              during 1988-1992,
                              Director and
                              Chairman of the
                              Audit Committee of
                              AB Corp (formerly
                              Alliance Capital
                              Management
                              Corporation).

Michael J. Downey, #          Consultant since       108          Asia
63                            January 2004.                       Pacific
(2005)                        Formerly, managing                  Fund, Inc.,
                              partner of                          and The
                              Lexington Capital,                  Merger Fund
                              LLC (investment
                              advisory firm)
                              from 1997 until
                              December 2003.
                              Prior thereto,
                              Chairman and CEO
                              of Prudential
                              Mutual Fund
                              Management from
                              1987 to 1993.

D. James Guzy, #              Chairman of the        108          Intel
70                            Board of PLX                        Corporation
(2005)                        Technology                          (semi-
                              (semi-conductors)                   conductors)
                              and of SRC                          and Cirrus
                              Computers Inc.,                     Logic
                              with which he has                   Corporation
                              been associated                     (semi-
                              since prior to                      conductors)
                              2002.  He is also
                              President of the
                              Arbor Company
                              (private family
                              investments).

Nancy P. Jacklin, #           Formerly, U.S.         108          None
58                            Executive Director
(2006)                        of the
                              International
                              Monetary Fund
                              (December 2002 -
                              May 2006); Partner,
                              Clifford Chance
                              (1992-2002);
                              Senior Counsel,
                              International
                              Banking and
                              Finance, and
                              Associate General
                              Counsel, Citicorp
                              (1985-1992);
                              Assistant General
                              Counsel
                              (International),
                              Federal Reserve
                              Board of Governors
                              (1982-1985); and
                              Attorney Advisor,
                              U.S. Department of
                              the Treasury
                              (1973-1982).
                              Member of the Bar
                              of the District of
                              Columbia and of
                              New York; and
                              member of the
                              Council on Foreign
                              Relations.

Marshall C. Turner, Jr., #    Principal of           108          The
65                            Turner Venture                      George
(2005)                        Associates                          Lucas
                              (venture capital                    Educational
                              and consulting)                     Foundation
                              since prior to                      and
                              2002.  From 2003                    National
                              until May 31,                       Datacast,
                              2006, he was CEO                    Inc.
                              of Toppan
                              Photomasks, Inc.,
                              Austin, Texas
                              (semi-conductor
                              manufacturing
                              services).

Earl D. Weiner, ****, #       Of Counsel, and         107         None
67                            Partner from
(2007)                        1976-2006, of the
                              law firm of Sullivan
                              & Cromwell LLP,
                              specializing in
                              investment management,
                              corporate and
                              securities law.

----------
* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105
**   There is no stated term of office for the Fund's Directors.
*** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.
**** Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance, Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Portfolio's financial reporting process. The Audit Committee met three times during the Portfolio's most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met seven times during the Portfolio's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met nine times during the Fund's most recently completed fiscal year.

          The dollar range of the Portfolio's securities owned by each Director and the aggregate dollar range of securities in all the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                       AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF EQUITY     EQUITY SECURITIES IN THE
                            SECURITIES IN THE          ALLIANCEBERNSTEIN FUND
                            PORTFOLIO AS OF            COMPLEX AS OF
                            DECEMBER 31, 2006          DECEMBER 31, 2006
                            -----------------          -----------------

Marc O. Mayer               $10,001-$50,000            Over $100,000
David H. Dievler            None                       Over $100,000
John H. Dobkin              None                       Over $100,000
Michael J. Downey           None                       Over $100,000
William H. Foulk, Jr.       None                       Over $100,000
D. James Guzy               None                       $50,001-$100,000
Nancy P. Jacklin            None                       None
Marshall C. Turner, Jr.     None                       Over $100,000
Earl D. Weiner              None                       None

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME,                       POSITION(S)          PRINCIPAL OCCUPATION
ADDRESS,* AND AGE           HELD WITH FUND       DURING PAST 5 YEARS
-----------------           --------------       -------------------

Marc O. Mayer,              President and        See biography above.
49                          Chief Executive
                            Officer

Philip L. Kirstein,         Senior Vice          Senior Vice President and
61                          President and        Independent Compliance
                            Independent          Officer of the
                            Compliance           AllianceBernstein Funds with
                            Officer              which he has been associated
                                                 since October 2004.  Prior
                                                 thereto, he was Of Counsel
                                                 to Kirkpatrick & Lockhart,
                                                 LLP from October 2003 to
                                                 October 2004, and General
                                                 Counsel of Merrill Lynch
                                                 Investment Managers L.P.
                                                 since prior to 2002 until
                                                 March 2003.

Andrew M. Aran              Vice President       Senior Vice President of
49                                               AllianceBernstein, with
                                                 which he has been associated
                                                 since prior to 2002

Gershon Distenfeld          Vice President       Vice President of
31                                               AllianceBernstein with which
                                                 he has been associated since
                                                 prior to 2002.

Jeffrey S. Phlegar          Vice President       Executive Vice President of
40                                               the Adviser,** with which he
                                                 has been associated since
                                                 prior to 2002.

Lawrence J. Shaw,           Vice President       Senior Vice President of the
55                                               Adviser,** with which he has
                                                 been associated since prior
                                                 to 2002.

Emilie D. Wrapp             Secretary            Senior Vice President and
51                                               Assistant General Counsel of
                                                 AllianceBernstein Investments,
                                                 Inc. ("ABI"),** with which she
                                                 has been associated since prior
                                                 to 2002.

Andrew L. Gangolf,          Assistant            Senior Vice President and
52                          Secretary            Assistant General Counsel of
                                                 ABI,** with which he has been
                                                 associated since prior to 2002.

Joseph Mantineo             Treasurer and        Senior Vice President of
47                          Chief Financial      ABIS** and Vice President of
                            Officer              ABI,** with which he has been
                                                 associated since prior to 2002.

Vincent S. Noto,            Controller           Vice President of ABIS,**
42                                               with which he has been
                                                 associated since prior to
                                                 2002.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

          The Portfolio does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Portfolio. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal year ended September 30, 2006, the aggregate compensation paid to each of the Directors during calendar year 2006 by AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the registered investment company nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                      Total
                                                      Number of     Total
                                                      Investment    Number of
                                                      Companies     Investment
                                                      in the        Portfolios
                                                      Alliance-     within the
                                          Total       Bernstein     Alliance-
                                          Compen-     Fund          Bernstein
                           Aggregate      sation      Complex,      Fund Complex
                           Compensation   from the    Including     Including
                           from the       Alliance-   the           the
                           Portfolio      Bernstein   Portfolio,    Portfolio,
                           for the        Fund        as to         as to
                           Fiscal         Complex,    which the     which the
                           Year           Including   Director is   Director is
                           Ended          the         a Director    a Director
Name of Director           9/30/06        Portfolio   or Trustee    or Trustee
----------------           -------        ---------   ----------    ----------

Marc O. Mayer              $    0         $      0        39            108
David H. Dievler           $4,004         $269,125        40            109
John H. Dobkin             $4,164         $263,125        39            108
Michael J. Downey          $3,998         $240,625        39            108
William H. Foulk, Jr.      $7,585         $487,625        41            110
D. James Guzy              $3,000         $ 32,000        39            108
Nancy P. Jacklin           $1,034         $      0        39            108
Marshall C. Turner         $2,991         $ 28,000        39            108
Earl D. Weiner*            $    0         $      0        38            107

----------
*    Mr. Weiner was elected as a Director of the Fund effective January 1, 2007

          As of January 6, 2007, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Portfolio.

Investment Adviser
------------------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectus).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2006, totaling approximately $659 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.8% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of September 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.5% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.5% in the Adviser. As of September 30, 2006, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or an affiliate also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).


          For services rendered by the Adviser under the Advisory Agreement, the Portfolio paid the Adviser a fee effective September 7, 2004 of .50 of 1% of the first $2.5 billion of the Portfolio's average net assets and .45 of 1% of the excess of $2.5 billion up to 5 billion and .40 of 1% of the excess over $5 billion as a percentage of aggregate daily net assets (for the year 2004, the Portfolio's previously effective advisory fee was waived to this amount by the Adviser after January 1, 2004). The fee is accrued daily and paid monthly.

          For the fiscal years ended September 30, 2004, 2005 and 2006, the Adviser received under the Advisory Agreement the amounts of $5,021,843 (net of $446,912, which was waived by the Adviser), $4,195,799 and $3,363,914, respectively.

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates, and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. For the fiscal year ended September 30, 2006, the Portfolio paid to the Adviser a total of $99,000 with respect to such services.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on September 11, 1991.

          The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on June 14, 2006.

          The Advisory Agreement is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., World Dollar Government Fund, Inc., AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

          The management of and investment decisions for the Fund's portfolio are made by the US Investment Grade: Corporate Bond and US High Yield Investment Team. Mr. Jeffrey Phlegar, Mr. Andrew Aran, Mr. Lawrence Shaw and Mr. Gershon Distenfeld are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(2) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of September 30, 2006 are set forth below:

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)

              Mr. Jeffrey Phlegar         None
              Mr. Andrew Aran             None
              Mr. Lawrence Shaw           None
              Mr. Gershon Distenfeld      None

----------
(3) The ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").

          As of September 30, 2006, the Adviser's employees had approximately $2,697,166 invested in shares of the Fund and approximately $714,009,532 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Mr. Jeffrey Phlegar          None        None           None        None
Mr. Andrew Aran              None        None           None        None
Mr. Lawrence Shaw            None        None           None        None
Mr. Gershon Distenfeld        2      $255,000,000       None        None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                         Total        Total         of Pooled      of Pooled
                         Number       Assets        Investment     Investment
                         of Pooled    of Pooled     Vehicles       Vehicles
                         Investment   Investment    Managed with   Managed with
                         Vehicles     Vehicles      Performance-   Performance-
Portfolio Manager        Managed      Managed       based Fees     based Fees
-----------------        -------      -------       ----------     ----------

Mr. Jeffrey Phlegar         3      $2,428,000,000       5         $3,409,000,000
Mr. Andrew Aran             1        $339,000,000      None           None
Mr. Lawrence Shaw         None          None            1           $489,000,000
Mr. Gershon Distenfeld      1        $339,000,000      None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number
                           Total        Total       of Other       Total Assets
                           Number       Assets      Accounts       of Other
                           of Other     of Other    Managed with   Accounts with
                           Account      Accounts    Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Mr. Jeffrey Phlegar          18      $782,000,000      1           $505,000,000
Mr. Andrew Aran             None         None         None            None
Mr. Lawrence Shaw             8    $3,436,000,000     None            None
Mr. Gershon Distenfeld        1       $57,000,000     None            None

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or The Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(4)

----------
(4) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Portfolio's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Portfolio's fiscal year ended September 30, 2006, with respect to Class A shares, the distribution services fees for expenditures payable to ABI amounted to $1,319,479, which constituted 0.30%, annually, of the Portfolio's aggregate average daily net assets attributable to Class A shares during the fiscal year, and the Adviser made payments from its own resources aggregating $1,108,883. Of the $2,428,362 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class A shares, $5,724 was spent on advertising, $8,524 on the printing and mailing of prospectuses for persons other than current shareholders, $1,477,037 for compensation to broker-dealers and other financial intermediaries (including $145,363 to ABI), $470,440 for compensation to sales personnel, and $466,637 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          During the Portfolio's fiscal year ended September 30, 2006, with respect to Class B shares, distribution services fees for expenditures payable to ABI amounted to $1,291,541, which constituted 1.00%, annually, of the Portfolio's aggregate average daily net assets attributable to Class B shares during such fiscal year, and the Adviser made payments from its own resources aggregating $0. Of the $1,291,541 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $548 was spent on advertising, $2,626 on the printing and mailing of prospectuses for persons other than current shareholders, $333,878 for compensation to broker-dealers and other financial intermediaries (including $16,366 to ABI), $67,107 for compensation paid to sales personnel, $67,324 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $140,343 was spent on financing of interest relating to Class B shares, and $679,715 was used to offset the distribution service fees paid in prior years.

          During the Portfolio's fiscal year ended September 30, 2006, with respect to Class C shares, distribution services fees for expenditures payable to ABI amounted to $983,643, which constituted 1.00%, annually, of the Portfolio's aggregate average daily net assets attributable to Class C shares during such fiscal year, and the Adviser made payments from its own resources aggregating $191,939. Of the $1,175,582 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $897 was spent on advertising, $2,545 on the printing and mailing of prospectuses for persons other than current shareholders, $1,004,746 for compensation to broker-dealers and other financial intermediaries (including $23,104 to ABI), $82,872 for compensation paid to sales personnel, $82,026 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $2,496 was spent on financing of interest relating to Class C shares.

          During the Portfolio's fiscal year ended September 30, 2006, with respect to Class R shares, distribution services fees for expenditures payable to ABI amounted to $408, which constituted 0.50%, annually, of the Portfolio's aggregate average daily net assets attributable to Class R shares during such fiscal year, and the Adviser made payments from its own resources aggregating $3,336. Of the $3,744 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class R shares, $15 was spent on advertising, $6 on the printing and mailing of prospectuses for persons other than current shareholders and $1,746 for compensation to broker-dealers and other financial intermediaries (including $937 to ABI), $999 for compensation paid to sales personnel, $978 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on financing of interest relating to Class R shares.

          During the Fund's fiscal year ended September 30 2006, the Fund paid distribution services fees for expenditures payable to ABI, with respect to Class K shares, in amounts aggregating $74, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $56. Of the $130 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $1 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $20 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Fund's Principal Underwriters), $56 for compensation to sales personnel, $53 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares and the distribution services fees on Class R shares and Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Portfolio, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year ended September 30, 2006, and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of the Fund were, respectively, $1,291,541 (1.3% of the net assets of Class B), $983,643 (1.08% of the net assets of Class C), and $408 (.27% of the net assets of Class R) and $74 (.01% of the net assets of Class K).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may, from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for an additional annual term at their meeting held on June 14, 2006.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Portfolio's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders for each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Portfolio. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended September 30, 2006, the Portfolio paid ABIS $542,963 for transfer agency services.

          ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected brokers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Portfolio, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolio, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2006, is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio. All of the classes of shares of the Portfolio, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of NASD and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), or (iii) ABI.

          Investors may purchase shares of the Fund either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Portfolio is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Portfolio or your financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Portfolio or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

          o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

          The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Portfolio are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R, shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Portfolio will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Portfolio or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Portfolio are not issued except upon written request to the Portfolio by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Portfolio.

          Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, the Class B and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements-Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal year ended September 30, 2006, 2005 and 2004, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio in each year was $429,125, $422,679 and $426,533, respectively. Of that amount, ABI received amounts of $12,262, $21,699 and $21,917, respectively, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal year ended September 30, 2006, 2005 and 2004, ABI received CDSCs of $8,045, $9,210 and $13,383, respectively, on Class A shares, $103,458, $151,258 and $26,815, respectively, on Class B shares, and $10,994, $13,877 and $13,910, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge

                                                                  Discount or
                                                                 Commission to
                                                  As % of      Dealers or Agents
Amount of                     As % of Net       the Public       of up to % of
Purchase                    Amount Invested   Offering Price     Offering Price
--------                    ---------------   --------------     --------------

Up to $100,000                   4.44%            4.25%              4.00%
$100,000 up to $250,000          3.36             3.25               3.00
$250,000 up to $500,000          2.30             2.25               2.00
$500,000 up to $1,000,000*       1.78             1.75               1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Portfolio receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

               (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Management division;

               (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

              (iii) the Adviser , ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser , ABI, ABIS and their affiliates;

               (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

               (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Agreements - Group Retirement plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

          Year Since Purchase                 Contingent Deferred Sales Charge
          -------------------                 --------------------------------

          First                                      3.0%
          Second                                     2.0%
          Third                                      1.0%
          Thereafter                                 None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Portfolio in connection with the sale of shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables the Portfolio to sell the shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -- Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Portfolio may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolio in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, that satisfies the requirements to purchase shares set forth under "Purchase of Shares -- Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in your Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Portfolio offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In order to enable participants investing through group retirement plans to purchase shares of the Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSCs may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares
--------------

          Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A sales at NAV) other than the service fee paid pursuant to the Portfolio's distribution service plan.

Class B Shares
--------------

          Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares
--------------

          Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

Class R Shares
--------------

          Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

Class K Shares
--------------

          Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

Class I Shares
--------------

          Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

          Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest.

          It is expected that the Portfolio will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Portfolio also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

          o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

          o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

          o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

               (i)  the investor's current purchase;

               (ii) the NAV (at the close of business on the previous day) of
                    (a) all shares of the Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

              (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

          A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolio and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolio are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          A.G. Edwards
          AIG Advisor Group
          Ameriprise Financial Services
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          Charles Schwab
          Chase Investment Services
          Citicorp Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Donegal Securities
          Independent Financial Marketing Group
          ING Advisors Network
          Legg Mason
          Lincoln Financial Advisors
          Linsco/Private Ledger
          McDonald Investments
          Merrill Lynch
          Met Life Securities
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Robert W. Baird
          Securities America
          Signator Investors
          UBS AG
          UBS Financial Services
          Uvest Financial Services
          Wachovia Securities
          Wells Fargo Investments

          Although the Fund may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                       REDEMPTION AND REPURCHASE OF SHARES

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          The following information supplements that set forth in your Prospectus under "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Portfolio has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolio's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolio.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B and Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

          Payment of the redemption price normally will be made in cash but, at the option of the Portfolio, may be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificate have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Portfolio may repurchase shares through ABI or selected financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to ABI either directly or through a financial intermediary. Neither the Portfolio nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund, and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Portfolio for Advisor Class shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Portfolio for Advisor Class shares of the Portfolio, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                 NET ASSET VALUE

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          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolio may use fair value pricing more frequently for foreign securities because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of these foreign securities. The Portfolio may value these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          The Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                             PORTFOLIO TRANSACTIONS

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          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Fund nor the Adviser entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

          The Fund may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the Exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

          Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. During the fiscal years ended September 30, 2004, 2005 and 2006, the Portfolio did not incur brokerage commissions.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolio's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Portfolio's portfolio securities, as of the last day of each fiscal calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser posts information about the number of securities the Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by credit rating or security type, as applicable, approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolio (including, without limitation, pricing services and proxy voting services), and to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's holdings information unless specifically authorized.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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          General. The Portfolio intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

          If the Portfolio qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          It is the present policy of the Portfolio to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          The Portfolio will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Portfolio on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in your Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Portfolio and assumes that the Portfolio qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Portfolio, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

          Dividends and Distributions. The Portfolio intends to make timely distributions of the Portfolio's taxable income (including any net capital gain) so that the Portfolio will not be subject to federal income and excise taxes. Dividends of the Portfolio's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at the reduced maximum rate of 15% if paid on or before December 31, 2010 (5% for individuals, trusts and estates in lower tax brackets), provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Portfolio, it is expected that only a small portion, if any, of the Portfolio's distributions would be treated as "qualified dividend income."

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Portfolio. Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Portfolio. The investment objective of the Portfolio is such that only a small portion, if any, of the Portfolio's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          After the end of the calendar year, the Portfolio will notify shareholders of the federal income tax status of any distributions made by the Portfolio to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Portfolio shares generally will be capital gain or loss if the Portfolio shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Portfolio will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Portfolio held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Portfolio with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Income received by the Portfolio also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known. If more than 50% of the value of the Portfolio's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. However, there can be no assurance that the Portfolio will be able to do so. If the Portfolio makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes paid by the Portfolio, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Portfolio. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Portfolio. A shareholder's foreign tax credit with respect to a dividend received from the Portfolio will be disallowed unless the shareholder holds shares in the Portfolio on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

          The federal income tax status of each year's distributions by the Portfolio will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Portfolio
------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolio with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Portfolio owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Portfolio does not elect or is unable to elect to treat such foreign corporation as a "qualified electing fund" within the meaning of the Code, the Portfolio may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. The Portfolio may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Portfolio as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Portfolio or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." In some cases, the Portfolio may be able to elect to "mark-to-market" stock in a PFIC. If the Portfolio makes such an election, the Portfolio would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Portfolio's adjusted basis in the PFIC stock. The Portfolio would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Portfolio's taxable income for prior taxable years. The Portfolio's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Portfolio, would be treated as ordinary loss. The Portfolio generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Portfolio purchases shares in a PFIC and the Portfolio elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Portfolio may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Portfolio. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Discount Obligations. Under current federal tax law, the Portfolio will include in income as interest each year, in addition to stated interest received on obligations held by the Portfolio, amounts attributable to the Portfolio from holding securities purchased by the Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." Current federal tax law requires a holder (such as the Portfolio) of a discount obligation to accrue and include in income each year a portion of the discount at which the obligation was purchased even though the Portfolio does not receive interest payments in cash during the year which reflect such accrued discount. The Portfolio will elect to likewise accrue and include in income each year a portion of the market discount with respect to a discount obligation or other obligation even though the Portfolio does not receive interest payments in cash which reflect such accrued discount.

          As a result of the applicable rules, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such sales, shareholders may receive a larger capital gain distribution than they would have in the absence of such sales.

          Options. Certain listed options are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. The Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to equity options or options traded on certain foreign exchanges, gain or loss realized by the Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Portfolio will be treated as short-term capital gain or loss. In general, if the Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Tax Straddles. Any option, futures contract, currency swap, forward currency exchange contract, or other position entered into or held by the Portfolio in conjunction with any other position held by the Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Portfolio has unrealized gains with respect to the other position in such straddle; (ii) the Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Portfolio all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- Section 988 Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Portfolio will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxation
--------------

          The Portfolio may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder which is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Portfolio.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

          The Fund is a Maryland corporation organized in 1973 under the name "Alliance Bond Fund, Inc." The Fund's name became "AllianceBernstein Bond Fund, Inc." on March 31, 2003.

Capitalization
--------------

          All shares of each portfolio participate equally in dividends and distributions from that portfolio, including any distributions in the event of a liquidation and upon redeeming shares will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Each share of the Portfolio is entitled to one vote for all purposes. Shares of the Portfolios vote for the election of Directors and on any other matter that affects the Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

          The authorized capital stock of the Fund consists of 63,000,000,000 shares of Common Stock having a par value of $.001 per share. The authorized capital stock of the Portfolio currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that expenses related to the distribution of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class.

          The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class Common Stock.

          The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional portfolios and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional portfolios of shares. Any issuance of shares of another portfolio would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another portfolio were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single portfolio for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as separate portfolios.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

          As of the close of business on January 5, 2007, there were 49,733,895 shares of common stock of the Portfolio outstanding. Of this amount, 34,252,888 shares were Class A shares, 7,553,098 shares were Class B shares, 7,376,331 shares were Class C shares, 12,942 shares were Class R shares, 459,079 shares were Advisor Class shares, 57,184 shares were Class K shares and 22,373 shares were Class I shares. To the knowledge of the Portfolio, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Portfolio as of January 5, 2007:

                                            NO. OF              % OF
NAME AND ADDRESS                            SHARES              CLASS
----------------                            ------              -----

Class A Shares
--------------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484                 2,095,056            6.12%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  3,351,680            9.79%

Class B Shares
--------------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484                   648,433            8.59%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  1,098,638           14.56%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                    781,511           10.36%

Class C Shares
--------------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484                 1,682,516           22.82%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                    414,859            5.63%

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY 10001-2483                       569,117            7.72%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    940,177           12.75%

Class R Shares
--------------

MG Trust Trustee
Cammeby S International Ltd.
700 17th Street Suite 300
Denver, CO 80202-3531                           1,376           10.62%

MG Trust Co. Cust FBO
Vector Graphic Supply Inc.
700 17th Street Suite 300
Denver, CO 80202-3531                           3,733           28.81%

MG Trust Co. Cust FBO
Surgical Anesthesia Assocs.
700 17th Street Suite 300
Denver, CO 80202-3531                           4,132           31.89%

Advisor Class Shares
--------------------

Trust for Profit Sharing Plan
for Employees of AllianceBernstein L.P.
Plan K
Attn: Deana Marotta, Fl. 31
1245 Ave. of the Americas
New York, NY 10105                            427,688           93.16%

K Class Shares
--------------

Union Bank of CA Trust Nominee
FBO Valley View Hospital MPP
PO Box 85484
San Diego, CA 92186-5484                       44,480           77.77%

Union Bank of CA Trust Nominee
FBO TS Valley View Hospital 403B
PO Box 85484
San Diego, CA 92186-5484                        8,053           14.08%

MG Trust Co. Agent Trustee
Frontier Trust Co.
Alexander Nicholson Inc. PS
PO Box 10699
Fargo, ND 58106-0699                            3,767            6.59%

I Class Shares
--------------

Union Bank of CA Trust Nominee
Muskegon Surgical Associates PC
401K Retirement Plan
PO Box 85484
San Diego, CA 92186-5484                       22,356           99.93%

Custodian
---------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc. ("ABI"), an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolio, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Agreement, the Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                           FINANCIAL STATEMENTS AND
           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio for the fiscal year ended September 30, 2006, and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on December 11 2006. It is available without charge upon request by calling ABIS at
(800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees
          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-US Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

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